                                                                   EXHIBIT 10.29
                                                                   -------------


                       TENANT CERTIFICATE AND AGREEMENT
                       --------------------------------


TO: ING Investment Management, LLC, a Delaware limited liability company, having an address c/o ING Investment Management LLC, 5780 Powers Ferry Road, NW, Suite 300, Atlanta, Georgia 30327-4349, together with its successors and assigns

                            THIS IS TO CERTIFY THAT:

     The undersigned has been advised that Lender intends to make a loan secured by a first mortgage, deed of trust or deed to secure debt, security agreement and assignment of rents and leases (the "Mortgage") on those certain premises commonly known as LPW, Bldg. #102, Suite 122-125 (the "Premises"), in which the undersigned currently occupies approximately 20,372 square feet of space under a Standard Lease dated September 7, 1999 (the "Lease") between the undersigned ("Tenant") and Parker-Raleigh Development XXXII, LLC, a North Carolina limited liability company ("Landlord"). Incident to Lender's proposed loan and mortgage, and at Lender's request, Tenant hereby certifies as follows:

1. Tenant is the holder of the lessee's interest under the Lease and is in sole possession of the Premises. Tenant has not subleased all or any part of the Premises or assigned the Lease or otherwise transferred its interest in the Lease.

2. The Lease, is in full force and effect, constitutes the entire agreement between Landlord and Tenant, and has not been modified, changed, altered, amended or supplemented in any respect (except as may be indicated at the end of this Paragraph 2) and is the only lease or agreement between Tenant and Landlord affecting said Premises. Tenant will not enter into any material modification of the Lease without the prior written consent of Lender. If none, state "none"

         none
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3.   The Tenant has accepted and now occupies the Premises and is and has been open for business in the Premises since September 27, 1999. The conduct of such business falls within the uses stipulated in the Lease. The Lease term commenced on September 27, 1999 and is currently scheduled to expire on September 30, 2002. If there are any rights of extension or renewal remaining under the terms of the Lease, the same have not, as of the date of this Tenant Estoppel Certificate, been exercised.

4. Tenant has made no agreements with Landlord or its agents or employees concerning, and has no right to, free rent, partial rent, rebate of rental payments or any other type of rental concession (except as may be indicated at the end of this Paragraph 4). If none, state "none."

          none
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5.   Tenant is current in payment of all fixed rent and other charges due to be paid under the Lease, with minimum rent paid in full for the period ending _________. The monthly minimum (i.e. fixed) rent is $11,527.15. No rent or other sum payable under the Lease is being paid in arrears. No rent or other sum payable under the Lease has been paid in advance of the due date thereof, and Tenant hereby agrees with Lender that it shall not pay any minimum rent or any other sum due or to be paid under the Lease more than thirty (30) days in advance of the due date thereof.

6. All of the obligations on the part of Landlord under the Lease to construct and deliver the Premises and any common areas including parking have been satisfactorily performed by Landlord and all obligations for the performance of any construction, work or installation of any equipment, have been carried out. Tenant has no claim or knowledge of any claim against the holder of Landlord's interest on account of any default or failure of performance under the Lease. As of the date hereof, Tenant is entitled to no offset or deduction in rent and has no claim or defense to the payment of any obligation under the Lease.

7. Any and all concessions, payments, credits, allowances or abatements for tenant improvement work due Tenant under the Lease has been paid by the Landlord or received by Tenant except as follows: If none, state "none."

          none
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8.   No notice of default under the Lease has been given by Tenant to Landlord;
     no notice of default has been received by Tenant from Landlord; and, to the best of Tenant's knowledge, information and belief, (a) no condition exists which might give rise to a default under the Lease, and (b) no claim of any nature exists by Tenant under the Lease against Landlord or the Premises.

9. Neither Tenant nor, to the best knowledge of Tenant, Landlord is in violation of any exclusive use, radius or non-competition clause in the Lease or in any Lease of any space in the Property.

10. The Lease contains and Tenant has no outstanding options or rights of first refusal to purchase the Premises demised by the Lease or any part thereof or the real property of which such premises are a part.

11. No actions, whether voluntary or otherwise, are pending against Tenant under the bankruptcy or other insolvency laws of the United States or of any state thereof.

12. This Lease is, and at all times shall be, subordinate to the Mortgage (as the same may be modified, amended, consolidated, supplemented, increased, renewed, extended and/or replaced).

13. Tenant agrees that in the event of a default by Landlord under the Lease, Tenant shall provide Lender with thirty (30) days notice and right (but not the obligation) to cure provided, however, that if Lender elects to cure and such cure cannot be completed within said thirty (30) day period and Lender has diligently commended such cure, Lender shall have a reasonable time thereafter to cure.

14. This certification is made knowing that Lender shall rely upon the truth of this certificate in making a loan disbursing funds to Landlord. This certificate may also be relied upon by Borrower and Borrower's counsel, Lender's counsel and any title company and/or title agent issuing title insurance with respect to the Mortgage.

     Dated effective as of the __11th__ day of _____January_________, 2000.
                                 ----               -------


                                    TENANT:

                                    PARADIGM GENETICS, INC.
                                    -----------------------


                                    By:  /s/ John A. Ryals
                                         -----------------

                                    Printed Name: John A. Ryals
                                                  -------------
                                    Title: CEO, President
                                           --------------